U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2023
ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADES	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

This Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K filed on July 17, 2023 (the "Report") by Advanced Emissions Solutions, Inc. (the "Company") to add the information described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 17, 2023, the Company filed a report to disclose that Greg Marken transitioned out of his position as the Company’s President and Chief Executive Officer effective July 17, 2023, but will remain an employee of the Company through August 28, 2023.
Mr. Marken will receive the following payments and benefits in connection with his separation, which was determined to be a termination without cause: (i) the severance payments and benefits set forth in the terms of his employment agreement upon a termination without "cause", which are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2023, (ii) accelerated vesting of 49,715 shares of restricted stock, (iii) continued eligibility for possible vesting of a pro rata target number of 25,941 performance share units ("PSUs") granted in 2021, subject to achievement of applicable performance measures, (iv) continued eligibility for possible vesting of a pro rata target number of 15,988 PSUs granted in 2022, subject to achievement of applicable performance measures, and (v) continued eligibility for possible vesting of a pro rata target number of 19,834 PSUs granted in 2023, subject to achievement of applicable performance measures. Receipt of such payments and benefits is subject to Mr. Marken’s execution and non-revocation of a separation agreement, which includes a customary release of claims.
In addition, the Company and Mr. Marken intend to enter into an advisor services agreement effective August 28, 2023 through September 27, 2023, pursuant to which Mr. Marken will provide up to 20 hours of consulting services to the Company and certain of its joint venture partners, as requested by any officer of the Company. The advisor services agreement provides for a retainer of $12,000.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2023

Advanced Emissions Solutions, Inc.
Registrant

/s/ Morgan Fields
Morgan Fields
Chief Accounting Officer

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